Supplement Dated Nov. 20, 2003* to the Prospectus Dated June 27, 2003 of IDS
             Life Series Fund, Inc. S-6191-99 U-- Equity Portfolio

Effective immediately, the portfolio manager for Equity Portfolio will be Doug Chase.

For Equity Portfolio, the section titled OManagementO is revised to read as follows:

Doug Chase, Portfolio Manager
o Managed the Fund since 2003.
o Joined AEFC in 2002.
o  Prior to that, Analyst and Portfolio Manager at Fidelity Investments.
o Began investment career in 1992.
o MBA, University of Michigan.


S-6191-29 A (11/03)
* Valid until June 29, 2004.